UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 6, 2000

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States               333-74303                22-2382028
(State or other             (Commission File         (I.R.S. employer
Jurisdiction of             Number)                  Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

           On April 6, 2000, the Underwriting Agreement, dated as of April 6, 2000 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On April 13, 2000 the Series 2000-2 Supplement, dated as of April 13, 2000, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On April 13, 2000, the Indenture, dated as of April 13, 2000 (the "Indenture"), between Chase Credit Card Owner Trust 2000-2 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On April 13, 2000, the Trust Agreement, dated as of April 13, 2000 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On April 13, 2000, the Deposit and Administration Agreement, dated as of April 13, 2000 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.




Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated as of April 6, 2000, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

          4.8 Series 2000-2 Supplement, dated as of April 13, 2000 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of April 13, 2000 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of April 13, 2000, between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of April 13, 2000 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA,
                                  NATIONAL ASSOCIATION



                                  By:   /s/ Patricia Garvey
                                     ---------------------------
                                  Name:   Patricia Garvey
                                  Title:  Vice President



Date: April 20, 2000

                               INDEX TO EXHIBITS



Exhibit                                                     Sequentially
Number         Exhibit                                      Numbered Pages
-------        --------                                     ---------------

1.3            Underwriting Agreement, dated April 6,
               2000 among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

4.8            Series 2000-2 Supplement, dated as of
               April 13, 2000, to the Third Amended and
               Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9            Indenture, dated as of April 13, 2000
               between the Trust and The Bank of New
               York, as Indenture Trustee.

4.10           Trust Agreement, dated as of April 13,
               2000 between the Depositor and Wilmington
               Trust Company, as Owner Trustee.

4.11           Deposit and Administration Agreement,
               dated as of April 13, 2000 between Chase
               USA, as Depositor and Administrator, and the Trust, as Issuer.